UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report: August 17, 2023
(Date of earliest event reported)

FORD MOTOR COMPANY
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

1-3950		38-0549190
(Commission File Number)		(IRS Employer Identification No.)

One American Road
Dearborn,	Michigan	48126
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code 313-322-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
    (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
    (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	F	New York Stock Exchange
6.200% Notes due June 1, 2059	FPRB	New York Stock Exchange
6.000% Notes due December 1, 2059	FPRC	New York Stock Exchange
6.500% Notes due August 15, 2062	FPRD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On August 17, 2023, Ford Motor Company (“Ford”) entered into a Revolving Credit Agreement (the “Revolving Credit Agreement”) among Ford, the several lenders from time to time party thereto, and JPMorgan Chase Bank, N.A., as administrative agent. The Revolving Credit Agreement is attached hereto as Exhibit 10 and is incorporated by reference herein. The lenders under the Revolving Credit Agreement have provided $4 billion of commitments to Ford with a maturity date of August 15, 2024. This new credit facility provides additional working capital flexibility to manage through uncertainties in the present environment.

The terms and conditions of the Revolving Credit Agreement are consistent with our Credit Agreement dated as of December 15, 2006, as amended and restated as of November 24, 2009, as amended and restated as of April 30, 2014, as amended and restated as of April 30, 2015, and as further amended and restated as of September 29, 2021 (as amended, supplemented, or otherwise modified from time to time), our Revolving Credit Agreement dated as of April 23, 2019, as amended and restated as of September 29, 2021 (as amended, supplemented, or otherwise modified from time to time), and our 364-Day Revolving Credit Agreement dated as of June 23, 2022 (as amended, supplemented, or otherwise modified from time to time).
Item 9.01. Financial Statements and Exhibits.

EXHIBITS

Designation	Description	Method of Filing

Exhibit 10	Revolving Credit Agreement dated August 17, 2023	Filed with this Report

Exhibit 104	Cover Page Interactive Data File	*
(formatted in Inline XBRL)

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORD MOTOR COMPANY
(Registrant)

Date: August 22, 2023	By:	/s/ David J. Witten
David J. Witten
Assistant Secretary

*	Submitted electronically with this Report in accordance with the provisions of Regulation S-T.